KITE
REALTY GROUP

KITE REALTY GROUP TRUST
QUARTERLY FINANCIAL SUPPLEMENT
December 31, 2007

Investor Relations Contacts:
Daniel R. Sink, Chief Financial Officer
Adam Chavers, Investor Relations Manager
30 S. Meridian Street
Indianapolis, IN 46204
317.577.5600

KRG
LISTED
NYSE

kiterealty.com

SUPPLEMENTAL INFORMATION – DECEMBER 31, 2007

PAGE NO.	TABLE OF CONTENTS

3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Condensed Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three and Twelve Months Ended December 31
9	Funds from Operations and Other Financial Information for the Three and Twelve Months Ended December 31
10	Market Capitalization
11	Same Property Net Operating Income for the Three and Twelve Months Ended December 31
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of December 31, 2007
14	Schedule of Outstanding Debt as of December 31, 2007
17	Debt Refinancing Subsequent to December 31, 2007
18	Joint Venture Summary – Unconsolidated Properties
19	Condensed Combined Balance Sheets of Unconsolidated Properties
20	Condensed Combined Statements of Operations of Unconsolidated Properties for the Three and Twelve Months Ended December 31
21	Top 10 Retail Tenants by Gross Leasable Area
22	Top 25 Tenants by Annualized Base Rent
23	Lease Expirations – Operating Portfolio
24	Lease Expirations – Retail Anchor Tenants
25	Lease Expirations – Retail Shops
26	Lease Expirations – Commercial Tenants
27	Summary Retail Portfolio Statistics
28	Summary Commercial Portfolio Statistics
29	Current Development/Redevelopment Pipeline
30	Visible Shadow Pipeline
31	Geographic Diversification – Operating Portfolio
32	Operating Retail Properties
36	Operating Commercial Properties
37	Retail Operating Portfolio – Tenant Breakdown

p.2	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected growth markets in the United States. We are organized as a real estate investment trust ("REIT") for federal income tax purposes. As of December 31, 2007, we owned interests in 55 operating properties totaling approximately 8.0 million square feet and an additional 1.8 million square feet in 11 properties currently under development or redevelopment.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of December 31, 2007

➢	Operating Retail Properties	50
➢	Operating Commercial Properties	5
➢	Total Properties Under Development/Redevelopment	11
➢	States	9
➢	Total GLA/NRA of Operating Properties	7,955,497
➢	Owned GLA/NRA of Operating Properties	5,295,576
➢	Total GLA of Properties Under Development/Redevelopment	1,791,096
➢	Percentage of Owned GLA Leased – Retail Operating	94.8%
➢	Percentage of Owned NRA Leased – Commercial Operating	93.0%
➢	Total Full-Time Employees	137

____________________

Stock Listing: New York Stock Exchange symbol: KRG

p.3	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

CONTACT INFORMATION

Corporate Office

30 South Meridian Street, Suite 1100

Indianapolis, IN 46204

1-888-577-5600

317-577-5600

www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	BMO Capital Markets	Raymond James
Adam Chavers, Investor Relations Manager	Mr. Paul E. Adornato, CFA	Mr. Paul Puryear
Kite Realty Group Trust	(212) 885-4170	(727) 567-2253
30 South Meridian Street, Suite 1100	paul.adornato@bmo.com	paul.puryear@raymondjames.com
Indianapolis, IN 46204
(317) 577-5609	Cantor Fitzgerald	RBC Capital Markets
dsink@kiterealty.com	Mr. Philip J. Martin	Mr. Rich Moore
achavers@kiterealty.com	(312) 469-7485	(216) 378-7625
	pmartin@cantor.com	rich.moore@rbccm.com
Transfer Agent:
	Citigroup Global Markets	Stifel, Nicholaus & Company, Inc.
LaSalle Bank, National Association	Mr. Jonathan Litt/Ms. Ambika Goel	Mr. David M. Fick, CPA/Mr. Nathan Isbee
Mr. Joseph Pellicore	(212) 816-0231/(212) 816-6981	(443) 224-1308/(443) 224-1346
135 South LaSalle Street	jonathan.litt@citigroup.com	dmfick@stifel.com
Chicago, IL 60603-3499	ambika.goel@citigroup.com	nisbee@stifel.com
(312) 904-2000
joseph.pellicore@abnamro.com	Credit Suisse	Wachovia Securities
	Mr. Michael Gorman/Mr. John Stewart	Mr. Jeffrey J. Donnelly, CFA
Stock Specialist:	(212) 538-4357/(212) 538-3183	(617) 603-4262
	michael.gorman@credit-suisse.com	jeff.donnelly@wachovia.com
Lehman Brothers MarketMakers	john.stewart@credit-suisse.com
45 Broadway
29th Floor	Goldman, Sachs & Co.
New York, NY 10006	Mr. Jonathan Haberman
(646) 576-2700	(917) 343-4260
jonathan.haberman@gs.com

Lehman Brothers
Mr. David Harris
(212) 526-1790
dharris4@lehman.com

p.4	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 to be filed on or about March 17, 2008, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions;
•	the ability of tenants to pay rent;
•	the competitive environment in which the Company operates;
•	financing risks;
•	property ownership and management risks;
•	the level and volatility of interest rates;
•	financial stability of tenants;
•	the Company’s ability to maintain its status as a REIT for federal income tax purposes;
•	acquisition, disposition, development and joint venture risks;
•	potential environmental and other liabilities;
•	other factors affecting the real estate industry generally; and
•

other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form

10-K for the fiscal year ended December 31, 2007 to be filed on or about March 17, 2008, and in our quarterly reports on Form

10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

p.5	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

CORPORATE STRUCTURE CHART – DECEMBER 31, 2007

p.6	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	December 31, 2007	December 31, 2006

Assets:
Investment properties, at cost:
Land	$210,486,125	$190,886,884
Land held for development	23,622,458	21,687,309
Buildings and improvements	624,500,501	582,715,399
Furniture, equipment and other	4,571,354	5,492,726
Construction in progress	187,006,760	155,569,117

	1,050,187,198	956,351,435
Less: accumulated depreciation	(84,603,939)	(63,726,825)

	965,583,259	892,624,610
Cash and cash equivalents	19,002,268	23,952,594
Tenant receivables, including accrued straight-line rent of $6,653,244 and $4,774,063, respectively, net of allowance for uncollectible accounts	17,200,458	15,215,858
Other receivables	7,124,485	18,247,435
Investments in unconsolidated entities, at equity	1,079,937	1,174,371
Restricted cash and escrow deposits	14,036,877	8,604,580
Deferred costs, net	20,563,664	17,532,939
Prepaid and other assets	3,643,696	5,808,926

Total Assets	$1,048,234,644	$983,161,313

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$646,833,633	$566,975,980
Accounts payable and accrued expenses	36,173,195	33,007,119
Deferred revenue and other liabilities	26,127,043	30,156,299
Cash distributions and losses in excess of net investment in unconsolidated entities, at equity	234,618	—
Minority interest	4,731,211	4,295,723

Total Liabilities	714,099,700	634,435,121
Commitments and contingencies
Limited Partners’ interests in Operating Partnership	74,512,093	78,812,120
Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, no shares issued and outstanding	—	—
Common Shares, $.01 par value, 200,000,000 shares authorized 28,981,594 shares and 28,842,831 shares issued and outstanding at December 31, 2007 and December 31, 2006, respectively	289,816	288,428
Additional paid in capital and other	293,897,673	291,159,647
Accumulated other comprehensive (loss) income	(3,122,482)	297,540
Accumulated deficit	(31,442,156)	(21,831,543)

Total Shareholders’ Equity	259,622,851	269,914,072

Total Liabilities and Shareholders’ Equity	$1,048,234,644	$983,161,313

p.7	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

CONSOLIDATED STATEMENTS OF OPERATIONS – THREE AND TWELVE MONTHS (UNAUDITED)

	Three Months Ended December 31,		Year Ended December 31,

	2007	2006	2007	2006

Revenue:
Minimum rent	$18,364,742	$17,530,947	$72,083,108	$66,713,135
Tenant reimbursements	4,535,221	4,730,484	18,401,181	16,631,735
Other property related revenue	3,048,596	2,795,632	11,010,553	6,358,086
Construction and service fee revenue	13,629,831	14,219,610	37,259,934	41,447,364

Total revenue	39,578,390	39,276,673	138,754,776	131,150,320
Expenses:
Property operating	3,684,425	3,828,056	15,121,325	13,580,369
Real estate taxes	3,068,768	3,306,361	11,917,299	11,259,794
Cost of construction and services	10,950,145	13,021,605	32,077,014	35,901,364
General, administrative, and other	1,540,623	1,072,282	6,298,901	5,322,594
Depreciation and amortization	7,991,774	7,069,829	31,850,770	29,579,123

Total expenses	27,235,735	28,298,133	97,265,309	95,643,244

Operating income	12,342,655	10,978,540	41,489,467	35,507,076
Interest expense	(7,048,534)	(6,083,583)	(25,965,141)	(21,221,758)
Loss on sale of asset	—	—	—	(764,008)
Income tax expense of taxable REIT subsidiary	(466,233)	(324,948)	(761,628)	(965,532)
Other income	59,197	100,717	778,552	344,537
Minority interest in income of consolidated subsidiaries	(323,411)	(38,966)	(587,413)	(117,469)
Equity in earnings of unconsolidated entities	72,811	64,469	290,710	286,452
Limited Partners’ interests in the Operating Partnership	(1,023,328)	(1,057,665)	(3,399,534)	(2,966,730)

Income from continuing operations	3,613,157	3,638,564	11,845,013	10,102,568
Discontinued operations:
Operating income from discontinued operations, net of Limited Partners’ interests	31,835	18,515	95,551	77,082
Gain on sale of operating property, net of Limited Partners’ interests	1,582,119	—	1,582,119	—

Income from discontinued operations	1,613,954	18,515	1,677,670	77,082

Net income	$5,227,111	$3,657,079	$13,522,683	$10,179,650

Income per common share – basic
Continuing operations	$0.12	$0.13	$0.41	$0.35
Discontinued operations	0.06	—	0.06	—

	$0.18	$0.13	$0.47	$0.35

Income per common share – diluted
Continuing operations	$0.12	$0.13	$0.40	$0.35
Discontinued operations	0.06	—	0.06	—

	$0.18	$0.13	$0.46	$0.35

Weighted average common shares outstanding - basic	28,964,641	28,842,092	28,908,274	28,733,228

Weighted average common shares outstanding - diluted	29,175,748	29,099,790	29,180,987	28,903,114

Dividends declared per Common Share	$0.205	$0.195	$0.800	$0.765

p.8	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION –THREE AND TWELVE MONTHS

	Three Months Ended December 31,		Year Ended December 31,

	2007	2006	2007	2006

Net income	$5,227,111	$3,657,079	$13,522,683	$10,179,650
Deduct gain on sale of operating property	(2,036,189)	—	(2,036,189)	—
Add loss on sale of asset, net of tax	—	—	—	458,405
Add Limited Partners’ interests in income	1,477,398	1,063,010	3,853,604	2,989,366
Add depreciation and amortization of consolidated entities, net of minority interest	7,954,636	7,004,407	31,475,146	29,313,102
Add depreciation and amortization of unconsolidated entities	100,972	100,199	403,799	401,549

Funds From Operations of the Kite Portfolio[1]	12,723,928	11,824,695	47,219,043	43,342,072
Deduct Limited Partners’ interests in Funds From Operations	(2,798,821)	(2,654,425)	(10,529,847)	(9,838,650)

Funds From Operations allocable to the Company[1]	$9,925,107	$9,170,270	$36,689,196	$33,503,422

Basic FFO per share of the Kite Portfolio	$0.34	$0.32	$1.27	$1.16

Diluted FFO per share of the Kite Portfolio	$0.34	$0.32	$1.26	$1.16

Basic weighted average Common Shares outstanding	28,964,641	28,842,092	28,908,274	28,733,228

Diluted weighted average Common Shares outstanding	29,175,748	29,099,790	29,180,987	28,903,114

Basic weighted average Common Shares and Units outstanding	37,316,897	37,244,707	37,296,010	37,217,588

Diluted weighted average Common Shares and Units outstanding	37,528,004	37,502,405	37,568,722	37,387,473

Other Financial Information:
Recurring capital expenditures[2]
Tenant improvements - Retail	$2,423	$28,049	$284,917	$1,264,984	[3]
Tenant improvements – Commercial[5]	2,754,622	7,778	3,954,712	9,747
Leasing commissions - Retail	18,908	163,843	240,809	749,929	[4]
Leasing commissions – Commercial[5]	461,678	—	892,276	—
Capital improvements	222,610	297,531	537,097	450,383
Scheduled debt principal payments	805,707	634,886	2,795,368	2,466,655
Straight line rent	791,557	253,074	1,943,137	1,578,442
Market rent amortization income from acquired leases	910,739	1,014,560	4,736,840	4,192,550
Market debt adjustment	107,714	107,714	430,858	430,857
Capitalized interest	3,139,077	3,682,922	12,824,398	10,680,000

____________________
1

“Funds from Operations of the Kite Portfolio” represents 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds from Operations allocable to the Company” reflects a reduction for the Limited Partners’ weighted average diluted interests in the Operating Partnership.

2	Excludes tenant improvements and leasing commissions relating to development projects and first-generation space.

3	Of the amount for the twelve months ended December 31, 2006, $988,153 represents tenant improvements for Shoe Pavilion at Galleria Plaza and 24 Hour Fitness at Cedar Hill Village.

4	Of the amount for the twelve months ended December 31, 2006, $198,404 represents leasing commissions for Shoe Pavilion at Galleria Plaza and 24 Hour Fitness at Cedar Hill Village.

5	Substantially all 2007 commercial tenant improvements and leasing commissions relate to the Indiana Supreme Court, a new tenant at the 30 South property.

p.9	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

MARKET CAPITALIZATION AS OF DECEMBER 31, 2007

		Total	Percent of
	Percent of	Market	Total Market
	Total Equity	Capitalization	Capitalization

Equity Capitalization:

Total Common Shares Outstanding	77.7%	28,981,594

Operating Partnership ("OP") Units	22.3%	8,338,248

Combined Common Shares and OP Units	100.0%	37,319,842

Market Price of Common Shares at December 31, 2007		$15.27

Total Equity Capitalization		$569,873,987	46%

Debt Capitalization:

Company Outstanding Debt		$646,833,633

Pro-rata Share of Joint Venture Debt		28,093,670

Total Debt Capitalization		674,927,303	54%

Total Market Capitalization		$1,244,801,290	100%

p.10	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended December 31			Twelve Months Ended December 31

	2007	2006	% Change	2007	2006	% Change

Number of properties at period end[1]	49	49		49	49

Occupancy at period-end	94.8%	96.2%		94.8%	96.2%
Minimum rent	$16,048,447	$16,322,619		$60,912,210	$61,127,030
Tenant recoveries	4,175,433	4,658,323		15,672,601	15,323,325
Other income	1,531,979	1,439,387		2,745,218	1,926,122
Pro rata share of revenue – unconsolidated joint venture properties	462,900	417,189		2,242,094	2,111,560

	22,218,759	22,837,518		81,572,123	80,488,037

Property operating expenses	3,396,898	3,866,525		13,070,120	12,877,485
Real estate taxes	2,786,542	3,187,848		10,405,750	10,459,030
Pro rata share of expenses – unconsolidated joint venture properties	149,441	109,618		768,103	653,622

	6,332,881	7,163,991		24,243,973	23,990,137

Net operating income – same properties (49 properties)[2]	15,885,878	15,673,527	1.4%	57,328,150	56,497,900	1.5%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income – same properties	$15,885,878	$15,673,527		$57,328,150	$56,497,900
Net operating income – non-same properties	3,507,223	2,285,769		12,627,001	9,909,892
Less pro rata share of same property unconsolidated joint venture net operating income	(313,460)	(307,571)		(1,473,992)	(1,457,938)
Net operating income – construction, service, general and administrative and other	1,252,404	546,091		(895,923)	(1,006,489)

	20,332,045	18,197,816		67,585,236	63,943,365
Total other income	(214,496)	85,249		3,920,237	2,006,002
Total other expenses	(15,481,064)	(13,581,490)		(56,260,926)	(52,880,069)
Limited Partners’ interests in the continuing operations of the Operating Partnership	(1,023,328)	(1,063,011)		(3,399,534)	(2,966,730)
Operating income from discontinued operations, net of Limited Partners’ interests	31,835	18,515		95,551	77,082
Gain on sale, net of Limited Partners’ interests	1,582,119	—		1,582,119	—

Net income	$5,227,111	$3,657,079		$13,522,683	$10,179,650

____________________
1

Same Property analysis excludes Glendale Town Center and Shops at Eagle Creek as these properties are undergoing redevelopment. Four Corner Square has also been excluded as the Company pursues redevelopment of this property.

2	Same Property analysis excludes net gains on outlot sales, write offs of straight-line rent and FAS #141 deferred revenue and significant prior year expense recoveries and adjustments, if any.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense. The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

p.11	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

NET OPERATING INCOME BY QUARTER

	Three Months Ended

	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006

Revenue:
Minimum rent	$18,364,742	$17,986,066	$18,498,348	$17,233,952	$17,530,947
Tenant reimbursements	4,535,221	4,525,236	4,662,010	4,678,714	4,730,484
Other property related revenue[1]	3,048,596	3,223,938	2,286,084	2,451,935	2,795,632

	25,948,559	25,735,240	25,446,442	24,364,601	25,057,063
Expenses:
Property operating	3,684,425	3,827,878	3,519,107	4,089,915	3,828,056
Real estate taxes	3,068,768	3,132,986	3,077,480	2,638,065	3,306,361

	6,753,193	6,960,864	6,596,587	6,727,980	7,134,417

Net Operating Income – Properties	19,195,366	18,774,376	18,849,855	17,636,621	17,922,646

Other Income (Expense):
Construction and service fee revenue[4]	13,629,831	7,583,235	10,176,315	5,870,553	14,219,610
Cost of construction and services[4]	(10,950,145)	(6,539,643)	(9,521,852)	(5,065,374)	(13,021,605)
General, administrative, and other	(1,540,623)	(1,702,354)	(1,628,848)	(1,427,076)	(1,072,282)

	1,139,063	(658,762)	(974,385)	(621,897)	125,723

Earnings Before Interest,Taxes, Depreciation and Amortization	20,334,429	18,115,614	17,875,470	17,014,724	18,048,369

Depreciation and amortization	(7,991,774)	(7,019,702)	(8,111,904)	(8,727,390)	(7,069,829)
Interest expense	(7,048,534)	(6,619,179)	(6,175,084)	(6,122,344)	(6,083,583)
Income tax expense of taxable REIT subsidiary	(466,233)	(32,789)	(7,991)	(254,615)	(324,948)
Other income	59,197	519,760	90,052	109,543	100,717
Minority interest in income of consolidated subsidiaries	(323,411)	(14,781)	(247,465)	(1,756)	(38,966)
Equity in earnings of unconsolidated entities	72,811	48,024	99,579	70,296	64,469
Limited partners’ interests in the continuing operations of the Operating Partnership	(1,023,328)	(1,124,928)	(781,376)	(469,902)	(1,057,665)

Income from continuing operations	3,613,157	3,872,019	2,741,281	1,618,556	3,638,564
Discontinued operations[2]:
Operating income from discontinued operations, net of Limited Partners’ interests	31,835	19,376	24,846	19,494	18,515
Gain on sale of operating property, net of Limited Partners’ interests	1,582,119	—	—	—	—

Income from discontinued operations	1,613,954	19,376	24,846	19,494	18,515

Net income	$5,227,111	$3,891,395	$2,766,127	$1,638,050	$3,657,079

NOI/Revenue - Properties	74.0%	73.0%	74.1%	72.4%	71.5%
Recovery Ratio - Properties [3]	67.2%	65.0%	70.7%	69.5%	66.3%

____________________
1	Other property related revenue for the three months ended December 31, 2007 includes gains on land sales of $1,473,503 and overage rent of $943,602.

2	In November 2007, the Company sold its 176th & Meridian property.

3	“Recovery Ratio” is computed by dividing property operating and real estate tax expenses into tenant reimbursements.

4	Three months ended December 31, 2007 includes proceeds from the sale of a merchant building asset of $6.1 million and cost includes $4.1 million before tax and minority interest.

p.12	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

SUMMARY OF OUTSTANDING DEBT AS OF DECEMBER 31, 2007

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)

Fixed Rate Debt:
Consolidated	$337,544,839	51%	6.00%	6.9
Unconsolidated	8,181,104	1%	6.60%	4.5
Floating Rate Debt (Hedged)[1]	150,500,000	22%	5.92%	2.1

Total Fixed Rate Debt	496,225,943	74%	5.98%	5.4
Variable Rate Debt:[2]
Construction Loans	150,128,993	22%	6.06%	0.9
Other Variable	157,320,315	23%	5.86%	3.1
Floating Rate Debt (Hedged) [1]	(150,500,000)	-22%	-5.88%	-2.1
Unconsolidated	19,912,566	3%	5.45%	0.7

Total Variable Rate Debt	176,861,874	26%	5.96%	1.8
Net Premiums on Fixed Rate Debt	1,839,486	N/A	N/A	N/A

Total	$674,927,303	100%	5.98%	4.5

SCHEDULE OF MATURITIES BY YEAR
Mortgage Debt

	Annual Maturity	Term Maturities	Secured Line of Credit	Construction Loans	Total Consolidated Outstanding Debt	KRG Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt

2008	$2,590,870	$8,301,737	$—	$70,369,229	$81,261,836	$20,129,591	$101,391,427
2009	2,853,441	27,451,887	—	79,759,764	110,065,092	2,223,431	112,288,523
2010	2,960,204	—	—	—	2,960,204	96,813	3,057,017
2011	3,109,202	19,655,380	152,774,024	—	175,538,606	103,335	175,641,941
2012	3,549,537	35,355,396	—	—	38,904,933	109,258	39,014,191
2013	3,556,861	4,027,491	—	—	7,584,352	5,431,242	13,015,594
2014	3,262,898	23,974,217	—	—	27,237,115	—	27,237,115
2015	2,956,748	38,301,942	—	—	41,258,690	—	41,258,690
2016 and beyond	4,809,032	155,374,287	—	—	160,183,319	—	160,183,319
Net Premiums on Fixed Rate Debt	—	—	—	—	1,839,486	—	1,839,486

Total	$29,648,793	$312,442,337	$152,774,024	$150,128,993	$646,833,633	$28,093,670	$674,927,303

____________________
1	These debt obligations are hedged by interest rate swap agreements which consist of the following:
	Consolidated Debt			$133,700,000
	KRG Share of Unconsolidated Debt			16,800,000

	Total			$150,500,000

2	Variable rate debt, net of interest rate swap transactions:
	-	Construction	$91,428,993	14%
	-	Other Variable	82,320,315	12%	(includes debt on acquisition land held for development)
	-	Unconsolidated	3,112,566	0%	(includes debt on acquisition land held for development)

			$176,861,874	26%

p.13	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2007

CONSOLIDATED DEBT

Fixed Rate Debt	Lender/Servicer	Interest Rate	Maturity Date	Balance as of December 31, 2007	Monthly Debt Service as of December 31, 2007

50th & 12th	Wachovia Bank	5.67%	11/11/14	$4,510,894	$27,190
Boulevard Crossing	Wachovia Bank	5.11%	12/11/09	12,109,844	68,815
Centre at Panola, Phase I	JP Morgan Chase	6.78%	1/1/22	4,006,861	36,583
Cool Creek Commons	Lehman Brothers Bank	5.88%	4/11/16	18,000,000	88,200
Corner Shops, The	Sun Life Assurance Co.	7.65%	7/1/11	1,731,369	17,111
Fox Lake Crossing	Wachovia Bank	5.16%	7/1/12	11,728,026	68,604
Geist Pavilion	KeyBank	5.78%	1/1/17	11,125,000	53,585
Indian River Square	Wachovia Bank	5.42%	6/11/15	13,300,000	60,072
Indiana State Motor Pool	Old National Bank	5.38%	3/24/08	3,978,684	27,841
International Speedway Square	Lehman Brothers Bank	7.17%	3/11/11	19,183,198	139,142
Kedron Village	Wachovia Bank	5.70%	1/11/17	29,700,000	141,075
Pine Ridge Crossing	Lehman Brothers Bank	6.34%	10/11/16	17,500,000	92,517
Plaza at Cedar Hill	GECC	7.38%	2/1/12	26,344,517	193,484
Plaza Volente	Wachovia Bank	5.42%	6/11/15	28,680,000	129,538
Preston Commons	Wachovia Bank	5.90%	3/11/13	4,456,670	28,174
Ridge Plaza	Wachovia Bank	5.15%	10/11/09	16,223,164	92,824
Riverchase	Lehman Brothers Bank	6.34%	10/11/16	10,500,000	55,510
Sunland Towne Centre	KeyBank	6.01%	7/1/16	25,000,000	125,208
Thirty South	CS First Boston	6.09%	1/11/14	22,370,485	142,257
Traders Point	Wachovia Bank	5.86%	10/11/16	48,000,000	234,400
Whitehall Pike	Banc One Capital Funding	6.71%	7/5/18	9,096,127	77,436

Subtotal				$337,544,839	$1,899,566

Floating Rate Debt (Hedged)	Lender/Servicer	Interest Rate	Maturity Date	Balance as of December 31, 2007	Monthly Debt Service as of December 31, 2007

Collateral Pool Properties[1]	KeyBank	6.32%	2/20/11	$50,000,000	$263,416
Collateral Pool Properties[1]	KeyBank	6.17%	2/18/11	25,000,000	128,438
Beacon Hill Shopping Center[2]	Fifth Third Bank	5.13%	3/30/09	11,000,000	46,979
Estero Town Commons	Wachovia Bank	5.55%	1/3/09	17,700,000	81,863
Naperville Marketplace	LaSalle Bank	6.05%	12/30/08	10,000,000	50,450
Tarpon Springs Plaza	Wachovia Bank	5.55%	1/3/09	20,000,000	92,500

Subtotal				$133,700,000	$663,646

TOTAL CONSOLIDATED FIXED RATE DEBT				$471,244,839	$2,563,212

TOTAL NET PREMIUMS				$1,839,486

Variable Rate Debt: Mortgages	Lender/Servicer	Interest Rate[3]	Maturity Date	Balance as of December 31, 2007

Fishers Station[4]	National City Bank	LIBOR +150	9/1/08	$4,546,291

Subtotal				$4,546,291

____________________
1	The Company entered into a fixed rate swap agreement, which is designated as a hedge against the revolving credit facility.

2	The interest rate decreases from LIBOR+125 to LIBOR+115 on $11 million, which was fixed through an interest rate swap agreement.

3	At December 31, 2007, one-month LIBOR was 4.60%.

4	The Company has a 25% interest in this property. The loan is guaranteed by Kite Realty Group, LP.

p.14	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2007 (CONTINUED)

Variable Rate Debt: Construction Loans	Lender/Servicer	Interest Rate[1]	Maturity Date	Total Commitment	Balance as of December 31, 2007

Bayport Commons[2]	Bank of America	LIBOR + 125	12/27/08	$23,100,000	$18,024,852
Beacon Hill Shopping Center[3,4]	Fifth Third Bank	LIBOR + 125	3/30/09	34,800,000	11,074,807
Bridgewater Marketplace	Home Federal Bank	LIBOR + 160	6/29/08	12,000,000	9,297,177
Cobblestone Plaza[5]	Wachovia Bank	LIBOR + 160	6/29/09	44,500,000	21,868,702
Delray Marketplace[6]	Wachovia Bank	LIBOR + 185	1/3/09	30,000,000	9,080,033
Estero Town Commons[7]	Wachovia Bank	LIBOR + 155	1/3/09	18,760,000	17,736,222
Gateway Shopping Center[8]	Union Bank of California	LIBOR + 150	2/13/08	22,268,000	15,626,188
Naperville Marketplace	LaSalle Bank	LIBOR + 130	12/30/08	14,400,000	10,397,550
Red Bank Commons	Huntington Bank	LIBOR + 115	3/31/08	4,960,000	4,798,797
South Elgin Commons	National City Bank	LIBOR + 125	6/30/08	4,425,000	4,425,000
Tarpon Springs Plaza	Wachovia Bank	LIBOR + 155	1/3/09	20,000,000	20,000,000
Traders Point II	Huntington Bank	LIBOR + 115	12/31/08	9,587,000	7,799,665

Subtotal				$238,800,000	$150,128,993
Line of Credit	Lender/Servicer	Interest Rate[1]	Maturity Date	Total Available as of December 31, 2007	Balance as of December 31, 2007

Collateral Pool Properties[9,10,11]	KeyBank	LIBOR + 125	2/20/11	$196,424,196	$152,774,024

Floating Rate Debt (Hedged)	Lender/Servicer	Interest Rate[1]	Maturity Date		Balance as of December 31, 2007

Collateral Pool Properties[10]	KeyBank	LIBOR + 125	2/20/11		$(50,000,000)
Collateral Pool Properties[10]	KeyBank	LIBOR + 125	2/18/11		(25,000,000)
Beacon Hill Shopping Center	Fifth Third Bank	LIBOR + 125	3/30/09		(11,000,000)
Estero Town Commons	Wachovia Bank	LIBOR + 155	1/3/09		(17,700,000)
Naperville Marketplace	LaSalle Bank	LIBOR + 130	12/30/08		(10,000,000)
Tarpon Springs Plaza	Wachovia Bank	LIBOR + 155	1/3/09		(20,000,000)

Subtotal					$(133,700,000)

TOTAL CONSOLIDATED VARIABLE RATE DEBT					$173,749,308

TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$646,833,633

____________________
1	At December 31, 2007, one-month LIBOR was 4.60%.

2	The Company has a preferred return, then a 60% interest. This loan is guaranteed by Kite Realty Group, LP.

3	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

4	The interest rate decreases from LIBOR+125 to LIBOR+115 on $11M, which was fixed through an interest rate swap agreement.

5	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

6	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

7	The Company has a preferred return, then a 40% interest. This loan is guaranteed by Kite Realty Group, L.P.

8	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, L.P.

9

The Company has 46 unencumbered properties of which 44 are wholly owned and used as collateral under the unsecured credit facility and 2 of which are owned in joint ventures. The major unencumbered assets include: Silver Glen, Glendale Town Center, King’s Lake, Hamilton Crossing, Waterford Lakes, Eastgate Pavilion, Wal-Mart Plaza, Market Street Village, and Courthouse Shadows.

10	The Company entered into a fixed rate swap agreement which is designated as a hedge against the revolving credit facility.

11	The total amount available for borrowing under the revolving credit facility is $196,424,196, of which $152,774,024 was outstanding as of December 31, 2007.

p.15	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2007 (CONTINUED)

UNCONSOLIDATED DEBT
Fixed Rate Debt	Lender/ Servicer	Interest Rate	Maturity Date		Balance as of December 31, 2007	Monthly Debt Service as of December 31, 2007

The Centre[1]	Sun Life	6.99%	6/1/09		$3,776,361	$39,897
Spring Mill Medical[1]	LaSalle Bank	6.45%	9/1/13		11,830,574	78,204

Subtotal					$15,606,935	$118,101

Joint Venture Partners’ Share					(7,425,831)

KRG SHARE					$8,181,104

Floating Rate Debt (Hedged)	Lender/ Servicer	Interest Rate	Maturity Date		Balance as of December 31, 2007	Monthly Debt Service as of December 31, 2007

Parkside Town Commons	LaSalle Bank	5.60%	3/2/09		$42,000,000	$195,965
Joint Venture Partners’ Share – 60%					(25,200,000)	(117,579)

KRG SHARE					$16,800,000	$78,386

TOTAL UNCONSOLIDATED FIXED RATE DEBT					$24,981,104

Variable Rate Debt - Construction Loans	Lender/ Servicer	Interest Rate[3]	Maturity Date	Total Commitment	Balance as of December 31, 2007

Parkside Town Commons[2]	LaSalle Bank	LIBOR + 85	8/28/08	$55,000,000	$49,781,415
Joint Venture Partners’ Share – 60%					(29,868,849)

KRG SHARE					$19,912,566

Floating Rate Debt (Hedged)	Lender/ Servicer	Interest Rate[3]	Maturity Date		Balance as of December 31, 2007

Parkside Town Commons	LaSalle Bank	LIBOR + 85	3/2/09		$(42,000,000)
Joint Venture Partners’ Share – 60%					25,200,000

KRG SHARE					$(16,800,000)

TOTAL UNCONSOLIDATED VARIABLE RATE DEBT					$3,112,566

TOTAL KRG UNCONSOLIDATED DEBT					$28,093,670
TOTAL KRG CONSOLIDATED DEBT					646,833,633

TOTAL KRG DEBT					$674,927,303

____________________
1	The Company owns a 50% interest in Spring Mill Medical and a 60% interest in The Centre.

2	The Company owns a 40% interest in Parkside Town Commons. This will change to a 20% ownership upon the commencement of construction financing.

3	At December 31, 2007, one-month LIBOR was 4.60%.

p.16	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

DEBT REFINANCING SUBSEQUENT TO DECEMBER 31, 2007

CONSOLIDATED DEBT
Variable Rate Debt: Mortgages	Lender/Servicer	Interest Rate	New Maturity Date	Total Commitment	Balance as of December 31, 2007

Fishers Station	National City	LIBOR + 150	6/6/09	$—	$4,546,291
Indiana State Motor Pool	Old National Bank	LIBOR + 135	2/4/11	—	3,978,684
Variable Rate Debt: Construction Loans
Bayport Commons	Bank of America	LIBOR + 125	12/27/09	23,100,000	18,024,852
Bridgewater Marketplace	Home Federal Bank	LIBOR + 160	6/29/09	12,000,000	9,297,177
Gateway Shopping Center	Union Bank of California	LIBOR + 150	8/13/09	22,268,000	15,626,188
Red Bank Commons	Huntington Bank	LIBOR + 130	3/30/09	4,798,797	4,798,797
South Elgin Commons	National City	LIBOR + 125	5/31/09	4,425,000	4,425,000

TOTAL CONSOLIDATED VARIABLE RATE DEBT					$60,696,989
UNCONSOLIDATED DEBT
Variable Rate Debt: Construction Loans

Parkside Town Commons	LaSalle Bank	LIBOR + 85	8/28/09	55,000,000	49,781,415
Joint Venture Partners’ Share – 60%					(29,868,849)

KRG’S SHARE					19,912,566

TOTAL UNCONSOLIDATED VARIABLE RATE DEBT					$19,912,566

TOTAL KRG DEBT REFINANCED					$80,609,555

p.17	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

JOINT VENTURE SUMMARY - UNCONSOLIDATED PROPERTIES

The Company owns the following three unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company

The Centre – Operating Property	60%
Spring Mill Medical – Operating Property	50%
Parkside Town Commons - Development Property[1]	40%

____________________
1	The Company’s 40% interest in Parkside Town Commons will change to a 20% ownership upon the commencement of construction.

p.18	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(The Centre, Spring Mill Medical, and Parkside Town Commons)

(Unaudited)

	December 31, 2007	December 31, 2006

Assets:
Investment properties, at cost:
Land	$2,552,075	$2,404,211
Buildings and improvements	14,613,333	14,761,198
Furniture, equipment and other	10,581	10,581
Construction in progress	51,383,818	38,903,133

	68,559,807	56,079,123
Less: accumulated depreciation	(3,719,540)	(3,254,677)

	64,840,267	52,824,446
Cash and cash equivalents	817,417	804,391
Tenant receivables, including accrued straight-line rent	260,242	113,209
Escrow deposits	324,542	244,241
Deferred costs, net	582,172	622,778
Prepaid and other assets	32,037	600

Total Assets	$66,856,677	$54,609,665

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$65,388,351	$51,895,229
Accounts payable and accrued expenses	2,798,447	3,514,759
Intercompany payable	—	4,282

Total Liabilities	68,186,798	55,414,270
Accumulated deficit	(1,330,121)	(804,605)

Total Liabilities and Accumulated Deficit	$66,856,677	$54,609,665

p.19	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(The Centre, Spring Mill Medical, and Parkside Town Commons)

(Unaudited)

	Three Months Ended December 31		Year Ended December 31

	2007	2006	2007	2006

Revenue:
Minimum rent	$600,486	$576,011	$2,442,213	$2,366,117
Tenant reimbursements	258,618	206,726	1,127,532	968,122
Other property related revenue	5,358	1,657	20,359	45,696

Total revenue	864,462	784,394	3,590,104	3,379,935

Expenses:
Property operating	204,822	184,637	891,743	813,980
Real estate taxes	76,146	19,042	352,820	211,086
Depreciation and amortization and other	131,581	130,310	540,610	522,218

Total expenses	412,549	333,989	1,785,173	1,547,284

Operating income	451,913	450,405	1,804,931	1,832,651
Interest expense	(265,819)	(271,553)	(1,063,090)	(1,092,367)

Net income	$186,094	$178,852	$741,841	$740,284

p.20	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of December 31, 2007

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2007

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA[2]	Number of Anchor Owned Locations	Anchor Owned GLA[3]

Lowe’s Home Improvement[1]	9	1,247,630	3	128,997	6	1,118,633
Wal-Mart	5	749,649	2	234,649	3	515,000
Target	5	536,732	0	0	5	536,732
Federated Department Stores	1	237,455	1	237,455	0	0
Publix	5	234,246	5	234,246	0	0
Home Depot	1	140,000	0	0	1	140,000
Circuit City[4]	4	132,347	4	132,347	0	0
Dick's Sporting Goods	2	126,672	2	126,672	0	0
Marsh Supermarkets	2	124,902	2	124,902	0	0
Ross Stores	4	118,374	4	118,374	0	0

Total	38	3,648,007	23	1,337,642	15	2,310,365

____________________
1

A ground lease with Lowe's was entered into during the first quarter of 2006. An estimated 165,000 square feet is included in Anchor Owned GLA to account for this property. Another ground lease with Lowe's was entered into during the second quarter of 2006. An estimated 163,000 square feet is included in Anchor Owned GLA to account for this property.

2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

4	In January 2008, the Company entered into a lease termination agreement with Circuit City at Sunland Towne Centre. The Company is in the process of identifying a replacement tenant.

p.21	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

TOP 25 TENANTS BY ANNUALIZED BASE RENT1,2

As of December 31, 2007

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2007

Tenant	Type of Property	Number of Locations	Leased GLA/NRA[5]	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent[1,2]	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent

Lowe's Home Improvement[4]	Retail	3	128,997	2.2%	$2,564,000	$5.61	3.5%
Circuit City[6]	Retail	4	132,347	2.2%	1,930,190	14.58	2.6%
Publix	Retail	5	234,246	3.9%	1,837,588	7.84	2.5%
State of Indiana	Commercial	3	210,393	3.5%	1,668,492	7.93	2.3%
Marsh Supermarkets	Retail	2	124,902	2.1%	1,633,958	13.08	2.2%
Bed Bath & Beyond	Retail	4	109,296	1.8%	1,356,866	12.41	1.8%
Indiana Supreme Court	Commercial	1	75,488	1.3%	1,339,164	17.74	1.8%
Petsmart	Retail	4	98,258	1.6%	1,290,521	13.13	1.8%
Staples	Retail	4	90,102	1.5%	1,220,849	13.55	1.7%
Dick's Sporting Goods	Retail	2	126,672	2.1%	1,220,004	9.63	1.7%
Ross Stores	Retail	4	118,374	2.0%	1,210,784	10.23	1.6%
HEB Grocery Company	Retail	1	105,000	1.8%	1,155,000	11.00	1.6%
Office Depot	Retail	4	103,294	1.7%	1,058,350	10.25	1.4%
Wal-Mart	Retail	2	234,649	3.9%	930,927	3.97	1.3%
Kmart	Retail	1	110,875	1.9%	850,379	7.67	1.2%
University Medical Diagnostic Associates[3]	Commercial	1	32,256	0.5%	844,402	26.18	1.1%
Michaels	Retail	3	69,137	1.2%	825,616	11.94	1.1%
TJX Companies	Retail	3	88,550	1.5%	805,312	9.09	1.1%
Kerasotes Theaters[4]	Retail	2	43,050	0.7%	776,496	8.92	1.1%
Dominick's	Retail	1	65,977	1.1%	775,230	11.75	1.1%
City Securities Corporation	Commercial	1	38,810	0.7%	771,155	19.87	1.0%
The Great Atlantic & Pacific Tea Co.	Retail	1	58,732	1.0%	763,516	13.00	1.0%
Old Navy	Retail	3	64,868	1.1%	748,693	11.54	1.0%
Indiana University Health Care Assoc.[3]	Commercial	1	31,175	0.5%	622,202	19.96	0.8%
Petco	Retail	3	40,777	0.7%	595,945	14.61	0.8%

TOTAL			2,536,225	42.5%	$28,795,638	$9.90	39.1%

____________________
1	Annualized base rent represents the monthly contractual rent for December 2007 for each applicable tenant multiplied by 12.

2	Excludes tenants at development properties that are Build-to-Suits for sale.

3	Property held in unconsolidated joint venture. Annualized base rent is reflected at 100 percent.

4	Annualized Base Rent per Sq. Ft. is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

5	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

6	In January 2008, the Company entered into a lease termination agreement with Circuit City at Sunland Towne Centre. The Company is in the process of identifying a replacement tenant.

p.22	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of December 31, 2007

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2007

	Number of Expiring Leases[1,2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2008	53	267,050	4.9%	$2,657,023	3.9%	$9.95	$800,000
2009	76	232,058	4.2%	3,971,970	5.8%	17.12	0
2010	91	480,961	8.7%	6,162,471	8.9%	12.81	0
2011	88	635,396	11.5%	6,084,389	8.8%	9.58	0
2012	115	479,543	8.7%	7,926,953	11.5%	16.53	85,000
2013	41	445,942	8.1%	4,554,747	6.6%	10.21	0
2014	36	453,889	8.2%	5,353,336	7.8%	11.79	427,900
2015	43	556,601	10.1%	6,964,781	10.1%	12.51	181,504
2016	30	311,763	5.7%	3,888,897	5.6%	12.47	93,500
2017	32	498,314	9.1%	7,784,937	11.3%	15.62	550,316
Beyond	32	1,141,502	20.8%	13,612,547	19.7%	11.93	2,558,013

TOTAL	637	5,503,019	100.0%	$68,962,051	100.0%	$12.53	$4,696,233

____________________
1	Excludes tenants at development properties that are Build-to-Suits for sale.

2

Lease expiration table reflects rents in place as of December 31, 2007, and does not include option periods; 2008 expirations include 13 month-to-month tenants. This column also excludes ground leases.

3	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for December 2007 for each applicable tenant multiplied by 12. Excludes ground lease revenue.

p.23	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of December 31, 2007

This table includes the following:

•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2007

	Number of Expiring Leases[1,2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2008	3	164,565	3.0%	$826,644	1.2%	$5.02	$800,000
2009	3	58,710	1.1%	519,894	0.8%	8.86	0
2010	12	295,189	5.4%	2,688,985	3.9%	9.11	0
2011	8	455,904	8.2%	2,503,283	3.6%	5.49	0
2012	8	179,119	3.3%	1,678,862	2.4%	9.37	0
2013	3	222,521	4.0%	993,053	1.4%	4.46	0
2014	9	235,634	4.3%	2,389,267	3.5%	10.14	0
2015	12	410,263	7.5%	3,949,239	5.7%	9.63	0
2016	7	220,312	4.0%	2,033,456	3.0%	9.23	0
2017	14	341,441	6.2%	4,383,690	6.4%	12.84	0
Beyond	23	1,086,622	19.7%	12,420,759	18.0%	11.43	990,000

TOTAL	102	3,670,280	66.7%	$34,387,132	49.9%	$9.37	$1,790,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more. Excludes tenants at development properties that are Build-to-Suits for sale.

2

Lease expiration table reflects rents in place as of December 31, 2007, and does not include option periods; 2008 expirations include one month-to-month tenant. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for December 2007 for each applicable property multiplied by 12. Excludes ground lease revenue.

p.24	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

LEASE EXPIRATIONS – RETAIL SHOPS

As of December 31, 2007

This table includes the following:

•	Operating retail properties; and
•	Development property tenants open for business as of December 31, 2007

	Number of Expiring Leases[1]	Expiring GLA/NRA[1,2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2008	50	102,485	1.9%	$1,830,379	2.7%	$17.86	$0
2009	73	173,348	3.2%	3,452,076	5.0%	19.91	0
2010	77	176,674	3.2%	3,291,607	4.8%	18.63	0
2011	80	179,492	3.3%	3,581,107	5.2%	19.95	0
2012	104	258,235	4.7%	5,564,012	8.1%	21.55	85,000
2013	34	95,067	1.7%	1,963,623	2.9%	20.66	0
2014	25	64,445	1.2%	1,499,464	2.2%	23.27	427,900
2015	30	95,372	1.7%	2,124,601	3.1%	22.28	181,504
2016	23	91,451	1.7%	1,855,441	2.7%	20.29	93,500
2017	16	49,129	0.9%	1,217,682	1.8%	24.79	550,316
Beyond	8	23,705	0.3%	569,585	0.6%	24.03	1,568,013

TOTAL	520	1,309,403	23.8%	$26,949,577	39.1%	$20.58	$2,906,233

____________________
1

Lease expiration table reflects rents in place as of December 31, 2007, and does not include option periods; 2008 expirations include 12 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for December 2007 for each applicable property multiplied by 12. Excludes ground lease revenue.

p.25	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of December 31, 2007

	Number of Expiring Leases[1]	Expiring NLA[1]	% of Total NRA Expiring	Expiring Annualized Base Rent[2]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.

2008	0	0	0.0%	$0	0.0%	$0.00
2009	0	0	0.0%	0	0.0%	0.00
2010	2	9,098	0.2%	181,880	0.3%	19.99
2011	0	0	0.0%	0	0.0%	0.00
2012	3	42,189	0.8%	684,080	1.0%	16.21
2013	4	128,354	2.3%	1,598,071	2.3%	12.45
2014	2	153,810	2.7%	1,464,605	2.1%	9.52
2015	1	50,966	0.9%	890,942	1.3%	17.48
2016	0	0	0.0%	0	0.0%	0.00
2017	2	107,744	2.0%	2,183,566	3.1%	20.27
Beyond	1	31,175	0.6%	622,198	0.9%	19.96

TOTAL	15	523,336	9.5%	$7,625,342	11.0%	$14.57

____________________
1	Lease expiration table reflects rents in place as of December 31, 2007, and does not include option periods. This column also excludes ground leases.

2	Annualized base rent represents the monthly contractual rent for December 2007 for each applicable property multiplied by 12.

p.26	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006

Company Owned GLA – Operating Retail[1]	4,732,924	4,664,954	4,601,877	4,652,221	5,231,434	4,989,635
Total GLA – Operating Retail[1]	7,392,845	7,131,075	6,982,698	6,852,042	7,576,100	7,209,584
Projected Company Owned GLA Under Development or Redevelopment[2]	990,376	1,056,615	1,122,990	1,073,646	668,646	587,750
Projected Total GLA Under Development or Redevelopment[2]	1,791,096	2,041,135	2,227,810	2,358,466	1,673,466	1,598,470
Number of Operating Retail Properties	50	50	48	48	49	46
Number of Retail Properties Under Development or Redevelopment	11	11	12	12	11	11
Percentage Leased – Operating Retail	94.8%	94.8%	95.7%	95.2%	93.4%	93.6%
Annualized Base Rent & Ground Lease Revenue – Retail Properties[3]	$61,768,402	$60,285,156	$59,569,596	$58,572, 786	$60,819,603	$56,724,615

____________________
1

Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2

Projected Company Owned GLA Under Development represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent for December 2007, multiplied by 12.

p.27	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

Retail Portfolio	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006

Company Owned Net Rentable Area (NRA)[1]	562,652	562,652	562,652	562,652	562,652	562,652
Number of Operating Commercial Properties	5	5	5	5	5	5
Percentage Leased – Operating Commercial Properties	93.0%	92.5%	92.5%	91.5%	91.7%	96.9%
Annualized Base Rent – Commercial Properties[2,3]	$7,625,342	$7,445,336	$7,435,326	$7,346,713	$7,346,962	$7,894,595

____________________
1

Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the Thirty South property that includes approximately 851 parking spaces. It is operated by Denison Parking, a third party, pursuant to a lease of the entire property.

2	Annualized Base Rent does not include approximately $500,000 in annualized income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $890,942 from KRG and subsidiaries as of December 31, 2007.

p.28	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

CURRENT DEVELOPMENT/REDEVELOPMENT PIPELINE

Current Development Projects	Company Ownership %[6]	MSA	Actual/ Projected Opening Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[7]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost[4]	Cost Incurred as of Dec. 31, 2007[4]	Major Tenants and Non-owned Anchors

Bayport Commons, FL	60%	Tampa	Q4 2007	97,200	286,000	45.1%	87.3%	$27,300	$26,085	Michaels, PetSmart, Target (non-owned), Best Buy
Cobblestone Plaza, FL	50%	Ft. Lauderdale	Q4 2008	153,600	163,600	0.0%	75.1%	47,000	28,436	Whole Foods, Staples
Beacon Hill Shopping Center, IN – Phase II11	50%	Crown Point	Q4 2007	19,160	19,160	33.4%	33.4%	5,000	3,984	Strack & VanTil (non-owned), Walgreens (non-owned)
Bridgewater Marketplace I, IN	100%	Indianapolis	Q1 2007	26,000	50,820	17.3%	17.3%	11,300	11,000	Walgreens (non-owned)
54th & College, IN	100%	Indianapolis	Q4 2007	N/A	20,100	0.0%	100.0%	2,500	2,500	Fresh Market
Springmill Medical II, IN	50%	Carmel	Q4 2008	41,000	41,000	0.0%	100.0%	8,500	546	Medical Practice Groups
Naperville Marketplace, IL	100%	Chicago	Q4 2006	81,607	151,607	47.3%	82.4%	16,500	12,852	Caputo's Fresh Market (non-owned), TJ Maxx
Sandifur Plaza, OR (Build to suit for sale)	95%	Tri-Cities	Q4 2006	12,538	12,538	57.5%	82.5%	3,400	2,974	Walgreens (non-owned)
Gateway Shopping Center, WA	50%	Seattle	Q1 2007	83,000	289,000	43.4%	79.0%	24,300	21,712	Ross Stores, PetSmart, Kohl's (non-owned), Winco Foods (non-owned)

Subtotal – Current Development Projects				514,105	1,033,825	26.6%	76.9%	$145,800	$110,089

Redevelopment Projects		MSA	Existing Owned GLA	Projected Owned GLA[2]	Projected Total GLA[3]	Existing Owned GLA Leased	Projected Owned GLA Leased	Total Estimated Project Cost[4]		Major Tenants and Non-owned Anchors

Shops at Eagle Creek, FL8,9		Naples	72,271	72,271	72,271	55.3%	55.3%	$3,500		Staples
Glendale Town Center, IN8,10		Indianapolis	362,273	404,000	685,000	93.8%	84.1%	15,000		Macy’s, Target (non-owned), Lowe’s (non-owned)

Subtotal – Redevelopment Projects			434,544	476,271	757,271			$18,500

Total Current Development/Redevelopment Projects				990,376	1,791,096			$164,300

____________________
1

Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

2

Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3

Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.
5

Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 16,259 square feet for which the Company has signed non-binding letters of intent.

6

The Company owns the following development properties through joint ventures: Cornelius Gateway (80%); Sandifur Plaza (95%); Beacon Hill (preferred return, then 50%); Gateway Shopping Center (preferred return, then 50% until internal rate of return threshold is reached and then 25%); Estero Town Commons (preferred return, then 40%) and Bayport Commons (preferred return, then 60%).

7	Includes tenants that have taken possession of their space or have begun paying rent.
8	This property has been removed from the operating portfolio statistics during its redevelopment.
9

The Company is in the process of re-tenanting the anchor space formerly occupied by Winn-Dixie with two junior box users. The Company has an executed lease with Staples for approximately one-half of the former grocery space.

10

Target Corporation acquired 10.5 acres in April 2007 and will anchor the redevelopment. The Company will construct approximately 62,000 square feet of new b-shop/professional office space and leasing activities have commenced. Existing tenants that will remain throughout the redevelopment process include Macy's, Kerasotes Theaters, Staples, Indianapolis-Marion Co. Public Library, OASIS, Lenscrafters, Taco Bell, and O'Charley's.

11	Beacon Hill Phase I was transferred to the operating portfolio in the third quarter of 2007 at a total cost of $12 million.

p.29	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

VISIBLE SHADOW PIPELINE

Project	MSA	KRG Ownership %[2]	Estimated Start Date	Estimated Total GLA[1]	Total Estimated Project Cost[1,5]	Cost Incurred as of Dec. 31, 2007[5]	Potential Tenancy

Parkside Town Commons, NC3	Raleigh	40%	TBD	1,500,000	$134,000	$51,433	Mixed Use Shopping Center
Delray Marketplace, FL	Delray Beach	50%	TBD	318,000	100,000	35,335	Grocery, Theater, Jr. Boxes, Shops, Restaurants
Eddy Street Commons Ph I, IN7	South Bend	100%	TBD	465,000	70,000	1,743	Retail, Apartments, Office
Maple Valley, WA4	Seattle	100%	TBD	156,000	36,000	7,825	Grocery, Hardware Store, Shops, Restaurants
Broadstone Station (Apex), NC	Raleigh	100%	TBD	345,000	25,600	17,026	Power Center
South Elgin Commons, IL	Chicago	100%	TBD	308,000	26,200	6,508	Power Center

Total Visible Shadow Pipeline				3,092,000	$391,800	$119,870

Grand Total – All Development Activity[6]					$556,100

____________________
1	Total Estimated Cost and Estimated Total GLA based on preliminary site plans and includes non-owned anchor space that exists or is currently under construction.
2	The Company owns the following development properties through joint ventures: Delray Marketplace (preferred return, then 50%), and Cobbleston Plaza (preferred return, then 50%).
3

In December 2006, Parkside Town Commons was acquired in a joint venture with Prudential Real Estate Investors. The Company's interest in this joint venture is currently 40% and will become 20% upon the commencement of construction.

4	Total Estimated Cost includes the acquisition cost of the Four Corner Square shopping center which is a component of the Maple Valley redevelopment.
5	Dollars in thousands. Reflects both the Company's and partners' share of costs.
6	Includes the Current Development Pipeline, Redevelopment Pipeline and the Visible Shadow Pipeline.
7

The total estimated cost of the initial phase includes retail, office, and multi-family. The Company intends to own 100% of retail and office while utilizing a joint venture arrangement for the multi-family component.

p.30	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of December 31, 2007

	Number of Operating Properties[1]	Owned GLA/NRA[2]	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent[3]	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.

Indiana	23	2,164,518	36.3%	211	$25,358,437	36.8%	$12.60
• Retail	18	1,601,866	27.0%	196	17,733,093	25.7%	11.90
• Commercial	5	562,652	9.3%	15	7,625,344	11.1%	14.57
Florida	13	1,520,374	25.6%	185	16,589,417	24.1%	11.97
Texas	8	1,144,286	19.3%	90	13,373,490	19.4%	12.05
Illinois	2	264,788	4.5%	34	3,127,413	4.5%	12.95
New Jersey	1	115,088	1.9%	18	1,834,049	2.7%	16.44
Georgia	3	300,115	5.1%	57	4,024,926	5.8%	14.58
Washington	2	166,799	2.8%	26	1,851,384	2.7%	16.90
Ohio	1	236,230	4.0%	7	2,366,522	3.4%	10.02
Oregon	2	30,845	0.5%	9	436,413	0.6%	23.51

TOTAL	55	5,943,043	100.0%	637	$68,962,051	100.0%	$12.53

____________________
1

This table includes operating retail properties, operating commercial properties, and development properties open for business or ground lease tenants who commenced paying rent as of December 31, 2007.

2

Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It does not include 24 parcels or outlots owned by the Company and ground leased to tenants, which contain 24 non-owned structures totaling approximately 487,253 square feet. It also excludes the square footage of Union Station Parking Garage.

3

Annualized Base Rent excludes $4,119,233 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants. It also excludes approximately $500,000 in 2007 annualized minimum rent attributed to Union Station Parking Garage as well as the leases on development properties.

p.31	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

OPERATING RETAIL PROPERTIES – TABLE I

As of December 31, 2007

Property[1,2]	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA[2]	Owned GLA[2]	Percentage of Owned GLA Leased[3]

Tarpon Springs Plaza	FL	Naples	2007	2007	Developed	276,346	82,546	100.0%
Estero Town Commons	FL	Naples	2006	2007	Developed	206,600	25,600	75.8%
International Speedway Square	FL	Daytona	1999	1999	Developed	233,901	220,901	98.2%
King's Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	87.0%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	97.6%
Waterford Lakes Village	FL	Orlando	1997	2004	Acquired	77,948	77,948	97.6%
Eagle Creek Lowe's	FL	Naples	2006	2006	Developed	165,000	—	*
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,515	97.1%
Riverchase	FL	Naples	1991/2001	2006	Acquired	78,340	78,340	100.0%
Courthouse Shadows	FL	Naples	1987/1999	2006	Acquired	134,867	134,867	95.3%
Circuit City Plaza	FL	Ft. Lauderdale	2004	2004	Developed	405,906	45,906	91.5%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	144,246	100.0%
Bolton Plaza[4]	FL	Jacksonville	1986	2005	Acquired	172,938	172,938	94.7%
Publix Center @ Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	98.4%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	98.0%
Kedron Village	GA	Atlanta	2006	2006	Developed	282,125	157,408	86.4%
Silver Glen Crossing	IL	Chicago	2002	2004	Acquired	138,265	132,716	89.2%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	90.9%
Beacon Hill Shopping Center - I	IN	Crown Point,	2006	2007	Developed	108,661	38,161	83.7%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	137,107	124,578	100.0%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	123,696	96.3%
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,558	94.9%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	61.4%
Hamilton Crossing	IN	Indianapolis	1999	2004	Acquired	87,424	82,424	100.0%
Fishers Station[5]	IN	Indianapolis	1989	2004	Acquired	114,457	114,457	82.4%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
The Centre[6]	IN	Indianapolis	1986	1986	Developed	80,689	80,689	91.6%
The Corner Shops	IN	Indianapolis	1984/2003	1984	Developed	42,545	42,545	97.1%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	49,330	100.0%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	—	*
Weston Park, Phase I	IN	Indianapolis	2005	2005	Developed	12,200	—	*
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	97.2%
Zionsville Place	IN	Indianapolis	2006	2006	Developed	12,400	12,400	90.3%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,308	69.8%

____________________
*

Property consists of ground leases only, no Owned GLA. As of December 31, 2007, the following were leased: Eagle Creek Lowe’s – single ground lease property; Greyhound Commons – two of four outlots leased; and Weston Park Phase I –one of two outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.

3	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of Dectember 31, 2007, except for Greyhound Commons, Weston Park Phase I and Eagle Creek Lowe’s (see * ).

4

The Company acquired a 99.9% interest in this property through a joint venture with a third party that manages the property. At the current time, the Company receives 85% of the cash flow from the property, a percentage that may decrease under certain circumstances.

5

This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to the Company.

6	The Company owns a 60% interest in this property through a joint venture with a third party that manages the property.

7	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.

8	The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2027. The Company has five five-year renewal options.

9

The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2012. The Company has six five-year renewal options and a right of first refusal to purchase the land.

p.32	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property[1,2]	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA[2]	Owned GLA[2]	Percentage of Owned GLA Leased[3]

Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	100.0%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,088	115,088	96.9%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Cornelius Gateway Build-to-Suit	OR	Portland, OR	2006	2007	Developed	35,800	21,000	46.4%
The Shops at Otty[7]	OR	Portland	2004	2004	Developed	154,845	9,845	89.6%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,847	299,847	99.3%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,450	307,474	92.1%
Galleria Plaza[8]	TX	Dallas	2002	2004	Acquired	44,306	44,306	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262	94.2%
Preston Commons	TX	Dallas	2002	2002	Developed	142,539	27,539	92.5%
Burlington Coat Factory[9]	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	98.1%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	164,125	157,125	100.0%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
Four Corner Square	WA	Seattle	1985	2004	Acquired	73,099	73,099	82.3%

TOTAL						7,392,845	4,732,924	94.8%

See prior page for footnote disclosure.

p.33	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

OPERATING RETAIL PROPERTIES – TABLE II

As of December 31, 2007

Property	State	MSA	Annualized Base Rent Revenue	Annualized Ground Lease Revenue	Annualized Total Retail Revenue[1]	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA[2]	Major Tenants and Non-Owned Anchors[3]

Tarpon Springs Plaza	FL	Naples	$1,864,536	$228,828	2,093,364	3.39%	$22.59	Cost Plus, AC Moore Incorporated, Staples, Target (non-owned)
Estero Town Commons	FL	Naples	563,603	981,000	1,544,603	2.50%	29.03	Lowe's Home Improvement
International Speedway Square[4]	FL	Daytona	2,439,852	362,900	2,802,752	4.54%	11.25	Bed, Bath & Beyond, Circuit City, Stein Mart, Old Navy, Staples, Michaels
King's Lake Square	FL	Naples	1,032,519	—	1,032,519	1.67%	13.88	Publix
Wal-Mart Plaza	FL	Gainesville	911,463	—	911,463	1.48%	5.25	Books-A-Million,Save-A-Lot, Wal-Mart
Waterford Lakes Village	FL	Orlando	904,042	—	904,042	1.46%	11.89	Winn-Dixie
Eagle Creek Lowe's	FL	Naples	-	800,000	800,000	1.30%	-	Lowe's Home Improvement
Pine Ridge Crossing	FL	Naples	1,621,957	—	1,621,957	2.63%	15.82	Publix, Target (non-owned), Beall's Dept Store (non-owned)
Riverchase	FL	Naples	1,127,433	—	1,127,433	1.83%	14.39	Publix
Courthouse Shadows	FL	Naples	1,389,344	—	1,389,344	2.25%	10.81	Albertson's, Office Max
Circuit City Plaza	FL	Ft. Lauderdale	817,202	—	817,202	1.32%	19.46	Circuit City, Lowe's (non-owned), Wal-Mart (non-owned)
Indian River Square	FL	Vero Beach	1,484,543	—	1,484,543	2.40%	10.29	Beall's Target (non-owned), Lowes (non-owned), Office Depot
Bolton Plaza[4]	FL	Jacksonville	1,088,087	—	1,088,087	1.76%	6.65	Wal-Mart
Publix Center @ Panola	GA	Atlanta	832,970	—	832,970	1.35%	11.59	Publix
Publix at Acworth	GA	Atlanta	795,723	—	795,723	1.29%	11.66	Publix
Kedron Village	GA	Atlanta	2,396,233	—	2,396,233	3.88%	17.63	Target (non-owned), Bed Bath & Beyond, Ross Dress for Less, Petco
Silver Glen Crossing	IL	Chicago	1,515,247	85,000	1,600,247	2.59%	12.80	Dominick's Finer Foods
Fox Lake Crossing	IL	Chicago	1,282,165	—	1,282,165	2.08%	14.24	Dominick's Finer Foods
Beacon Hill Shopping Center - I	IN	Crown Point	545,097	60,000	605,097	0.98%	17.07	Strack & VanTill (non-owned)
Cool Creek Commons	IN	Indianapolis	2,099,569	85,500	2,185,069	3.54%	16.85	The Fresh Market, Stein Mart, Cardinal Fitness
Boulevard Crossing	IN	Kokomo	1,643,138	—	1,643,138	2.66%	13.80	PETCO, TJ Maxx, Kohl's (non-owned)
Traders Point	IN	Indianapolis	3,764,554	713,996	4,478,550	7.25%	14.20	Dick's Sporting Goods, Kerasotes, Marsh, Bed, Bath & Beyond, Michaels, Old Navy, Petsmart, Books A Million
Traders Point II	IN	Indianapolis	744,332	—	744,332	1.21%	26.02
Hamilton Crossing	IN	Indianapolis	1,423,070	71,500	1,494,570	2.42%	17.27	Office Depot
Fishers Station	IN	Indianapolis	1,174,629	—	1,174,629	1.90%	12.45	Marsh
Whitehall Pike	IN	Bloomington	1,014,000	—	1,014,000	1.64%	7.86	Lowe's Home Improvement Center
The Centre[4]	IN	Indianapolis	973,558	—	973,558	1.58%	12.93	Osco Drug
The Corner Shops	IN	Indianapolis	562,734	—	562,734	0.91%	13.62	Hancock Fabrics
Stoney Creek Commons	IN	Indianapolis	464,755	—	464,755	0.75%	9.42	Lowe's Home Improvement (non-owned), HH Gregg, Office Depot
Greyhound Commons	IN	Indianapolis	—	202,500	202,500	0.33%	-	Lowe's Home Improvement Center (non-owned)
Weston Park, Phase I	IN	Indianapolis	—	85,000	85,000	0.14%	-
Geist Pavilion	IN	Indianapolis	1,070,552	—	1,070,552	1.73%	17.17	Partytree Superstore, Ace Hardware
Zionsville Place	IN	Indianapolis	232,612	—	232,612	0.38%	20.77
Red Bank Commons	IN	Evansville	359,484	—	359,484	0.57%	15.01	Wal-Mart(non-owned),HomeDepot(non-owned)

____________________
1

Annualized Base Rent represents the contractual rent for December 2007 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of December 31, 2007.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

3	Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.

4	A third party manages this property.

5	In January 2008, the Company entered into a lease termination agreement with Circuit City at Sunland Towne Centre. The Company is in the process of identifying a replacement tenant.

p.34	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property	State	MSA	Annualized Base Rent Revenue	Annualized Ground Lease Revenue	Annualized Total Retail Revenue[1]	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA[2]	Major Tenants and Non-Owned Anchors[3]

Martinsville Shops	IN	Martinsville	$156,827	$—	$156,827	0.25%	$14.28	Walgreens (non-owned)
50 South Morton	IN	Indianapolis	114,000	—	114,000	0.18%	57.00
Ridge Plaza	NJ	Oak Ridge	1,834,049	—	1,834,049	2.97%	16.44	A&P, CVS
Eastgate Pavilion	OH	Cincinnati	2,366,522	—	2,366,522	3.83%	10.02	Best Buy, Dick's Sporting Goods, Value City Furniture
Cornelius Gateway	OR	Portland	186,748	—	186,748	0.30%	19.18	Fedex/Kinkos
The Shops at Otty	OR	Portland	249,665	122,500	372,165	0.60%	28.29	Wal-Mart (non-owned)
Plaza at Cedar Hill	TX	Dallas	3,602,891	—	3,602,891	5.83%	12.10	Hobby Lobby, Linens 'N Things, Marshalls
Sunland Towne Centre[5]	TX	El Paso	2,790,886	104,809	2,895,695	4.69%	9.86	HMY Roomstore, Kmart, Circuit City
Galleria Plaza	TX	Dallas	726,770	—	726,770	1.18%	16.40	Shoe Pavilion
Cedar Hill Village	TX	Dallas	673,085	—	673,085	1.09%	16.14	24 Hour Fitness, JC Penny (non-owned)
Preston Commons	TX	Dallas	626,422	—	626,422	1.01%	24.59	Lowe's Home Improvement (non-owned)
Burlington Coat Factory	TX	San Antonio	510,150	—	510,150	0.83%	4.75	Burlington Coat Factory
Plaza Volente	TX	Austin	2,394,827	100,000	2,494,827	4.04%	15.62	HEB Grocery
Market Street Village	TX	Hurst	2,048,458	115,700	2,164,158	3.50%	13.04	Circuit City, Jo-Ann Fabric, Ross Stores
50th & 12th	WA	Seattle	475,000	—	475,000	0.77%	32.76	Walgreens
Four Corner Square	WA	Seattle	753,866	—	753,866	1.22%	12.52	Johnson Hardware Store

TOTAL			$57,649,169	$4,119,233	$61,768,402	100.00%	$12.84

See prior page for footnote disclosure.

p.35	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

OPERATING COMMERCIAL PROPERTIES

As of December 31, 2007

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants

Indiana
Thirty South[4]	Indianapolis	1905/2002	Redeveloped	298,346	86.8%	$4,652,053	60.1%	$17.96	Indiana Supreme Court, City Securities, Kite Realty Group
Pen Products	Indianapolis	2003	Developed	85,875	100.0%	813,236	10.9%	9.47	Indiana Dept of Administration
Spring Mill Medical[2]	Indianapolis	1998/2002	Redeveloped	63,431	100.0%	1,466,603	19.7%	23.12	University Medical Diagnostic Associates, Indiana University Healthcare Associates
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Indiana State Motorpool	Indianapolis	2004	Developed	115,000	100.0%	693,450	9.3%	6.03	Indiana Dept. of Administration

			TOTAL	562,652	93.0%	$7,625,342	100.0%	$14.57

____________________
1	Annualized Base Rent represents the monthly contractual rent for December 2007 for each applicable property, multiplied by 12.

2	The Company owns a 50% interest in this property through a joint venture with one of the tenants at this property.

3	Annualized Base Rent for 2007 is approximately $500,000.

4	Annualized Base Rent includes $890,942 from the Company and subsidiaries as of December 31, 2007.

p.36	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1

As of December 31, 2007

	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent[1]				Annualized Base Rent per Leased Sq. Ft.

Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total
TarponSpringsPlaza	FL	60,151	22,395	82,546	100.0%	100.0%	100.0%	$1,144,008	$720,528	$228,828	$2,093,364	$19.02	$32.17	$22.59
EsteroTownCommons	FL	—	25,600	25,600	0.0%	75.8%	75.8%	—	563,603	981,000	1,544,603	—	29.03	29.03
InternationalSpeedway Square	FL	200,401	20,500	220,901	100.0%	80.4%	98.2%	2,130,281	309,571	362,900	2,802,752	10.63	18.79	11.25
King'sLakeSquare	FL	49,805	35,692	85,497	79.9%	97.0%	87.0%	238,770	793,749	—	1,032,519	6.00	22.93	13.88
Wal-MartPlaza	FL	138,323	39,503	177,826	100.0%	89.1%	97.6%	554,049	357,414	—	911,463	4.01	10.15	5.25
WaterfordLakes	FL	51,703	26,245	77,948	100.0%	92.8%	97.6%	408,452	495,590	—	904,042	7.90	20.34	11.89
EagleCreekLowe’s	FL	—	—	—	0.0%	0.0%	0.0%	—	—	800,000	800,000	—	—	—
PineRidgeCrossing	FL	65,999	39,516	105,515	100.0%	92.4%	97.1%	627,628	994,329	—	1,621,957	9.51	27.24	15.82
Riverchase	FL	48,890	29,450	78,340	100.0%	100.0%	100.0%	386,231	741,202	—	1,127,433	7.90	25.17	14.39
CourthouseShadows	FL	102,328	32,539	134,867	100.0%	80.5%	95.3%	946,170	443,174	—	1,389,344	9.25	16.92	10.81
CircuitCityPlaza	FL	33,014	12,892	45,906	100.0%	69.6%	91.5%	594,252	222,950	—	817,202	18.00	24.84	19.46
IndianRiverSquare	FL	116,342	27,904	144,246	100.0%	100.0%	100.0%	973,085	511,458	—	1,484,543	8.36	18.33	10.29
BoltonPlaza	FL	131,488	41,450	172,938	100.0%	77.7%	94.7%	621,444	466,643	—	1,088,087	4.73	14.49	6.65
CentreatPanola	GA	51,674	21,405	73,079	100.0%	94.4%	98.4%	413,392	419,578	—	832,970	8.00	20.77	11.59
PublixatAcworth	GA	37,888	31,740	69,628	100.0%	95.6%	98.0%	337,203	458,520	—	795,723	8.90	15.11	11.66
KedronVillage	GA	68,845	88,563	157,408	100.0%	75.8%	86.4%	849,648	1,546,585	—	2,396,233	12.34	23.05	17.63
SilverGlenCrossing	IL	78,675	54,041	132,716	83.4%	97.6%	89.2%	388,737	1,126,510	85,000	1,600,247	5.92	21.35	12.80
FoxLakeCrossing	IL	65,977	33,095	99,072	100.0%	72.7%	90.9%	775,230	506,935	—	1,282,165	11.75	21.08	14.24
BeaconHill	IN	—	38,161	38,161	0.0%	83.7%	83.7%	—	545,097	60,000	605,097	—	17.07	17.07
CoolCreekCommons	IN	63,600	60,978	124,578	100.0%	100.0%	100.0%	635,700	1,463,869	85,500	2,185,069	10.00	24.01	16.85
BoulevardCrossing	IN	73,440	50,256	123,696	100.0%	90.9%	96.3%	832,960	810,178	—	1,643,138	11.34	17.74	13.80
TradersPoint	IN	238,721	40,837	279,558	100.0%	64.8%	94.9%	3,127,248	637,306	713,996	4,478,550	13.10	24.07	14.20
TradersPointII	IN	—	46,600	46,600	0.0%	61.4%	61.4%	—	744,332	—	744,332	—	26.02	26.02
HamiltonCrossing	IN	30,722	51,702	82,424	100.0%	100.0%	100.0%	345,623	1,077,447	71,500	1,494,570	11.25	20.84	17.27
FishersStation	IN	57,000	57,457	114,457	100.0%	65.0%	82.4%	575,000	599,629	—	1,174,629	10.09	16.05	12.45
WhitehallPike	IN	128,997	—	128,997	100.0%	0.0%	100.0%	1,014,000	-	—	1,014,000	7.86	—	7.86
TheCentre	IN	18,720	61,969	80,689	100.0%	89.0%	91.6%	170,352	803,206	—	973,558	9.10	14.56	13.18
TheCornerShops	IN	12,200	30,345	42,545	100.0%	95.9%	97.1%	79,296	483,438	—	562,734	6.50	16.61	13.62
StoneyCreek	IN	49,330	—	49,330	100.0%	0.0%	100.0%	464,755	—	—	464,755	9.42	-	9.42
GreyhoundCommons	IN	—	—	—	0.0%	0.0%	0.0%	—	—	202,500	202,500	—	—	—
WestonParkPhaseI	IN	—	—	—	0.0%	0.0%	0.0%	—	—	85,000	85,000	—	—	—
GeistPavilion	IN	27,955	36,159	64,114	100.0%	95.1%	97.2%	376,082	694,470	—	1,070,552	13.45	20.20	17.17
ZionsvillePlace	IN	—	12,400	12,400	0.0%	90.3%	90.3%	—	232,612	—	232,612	—	20.77	20.77
RedBankCommons	IN	—	34,308	34,308	0.0%	69.8%	69.8%	—	359,484	—	359,484	—	15.01	15.01
MartinsvilleShops	IN	—	10,986	10,986	0.0%	100.0%	100.0%	—	156,827	—	156,827	—	14.28	14.28
50SouthMorton	IN	—	2,000	2,000	0.0%	100.0%	100.0%	—	114,000	—	114,000	—	57.00	57.00
RidgePlaza	NJ	69,612	45,476	115,088	100.0%	92.2%	96.9%	997,762	836,287	—	1,834,049	14.33	19.94	16.44
EastgatePavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	2,233,772	132,750	—	2,366,522	9.64	29.50	10.02
CorneliusGateway	OR	—	21,000	21,000	0.0%	46.4%	46.4%	—	186,748	—	186,748	—	19.18	19.18
ShopsatOtty	OR	—	9,845	9,845	0.0%	89.6%	89.6%	—	249,665	122,500	372,165	—	28.29	28.29
PlazaatCedarHill	TX	227,106	72,741	299,847	100.0%	97.3%	99.3%	2,183,969	1,418,922	—	3,602,891	9.62	20.06	12.10
SunlandTowneCentre	TX	277,131	30,343	307,474	91.7%	95.1%	92.1%	2,298,302	492,584	104,809	2,895,695	9.04	17.08	9.86
GalleriaPlaza	TX	31,396	12,910	44,306	100.0%	100.0%	100.0%	361,054	365,716	—	726,770	11.50	28.33	16.40
CedarHillVillage	TX	32,231	12,031	44,262	100.0%	78.8%	94.2%	483,465	189,620	—	673,085	15.00	20.00	16.14
PrestonCommons	TX	—	27,539	27,539	0.0%	92.5%	92.5%	—	626,422	—	626,422	—	24.59	24.59
BurlingtonCoatFactory	TX	107,400	—	107,400	100.0%	0.0%	100.0%	510,150	—	—	510,150	4.75	—	4.75
PlazaVolente	TX	105,000	51,333	156,333	100.0%	94.1%	98.1%	1,155,000	1,239,827	100,000	2,494,827	11.00	25.66	15.62
MarketStreetVillage	TX	137,246	19,879	157,125	100.0%	100.0%	100.0%	1,570,081	478,377	115,700	2,164,158	11.44	24.06	13.04
50th&12th	WA	14,500	—	14,500	100.0%	0.0%	100.0%	475,000	—	—	475,000	32.76	—	32.76
FourCornerSquare	WA	20,512	52,587	73,099	100.0%	75.5%	82.3%	126,671	627,195	—	753,866	6.18	15.80	12.52

TOTAL		3,256,052	1,476,872	4,732,924	98.6%	86.5%	94.8%	$31,404,822	$26,244,347	$4,119,233	$61,768,402	$9.78	$20.54	$12.84

____________________
1	This table does not include annualized base rent from development property tenants open for business as of December 31, 2007.

p.37	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/07